Exhibit 10.4

Execution Copy

CONSENT, LIMITED WAIVER AND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS CONSENT, LIMITED WAIVER AND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of August 11, 2016 (the “Effective Date”), is among PLAINS AAP, L.P., a Delaware limited partnership (“Plains AAP”); the LENDERS party hereto (the “Lenders”); and CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as a Lender.

PRELIMINARY STATEMENT

Reference is made to (a) that certain Second Amended and Restated Credit Agreement, dated as of September 26, 2013 (the “Original Credit Agreement”, and as amended by the First Amendment to Second Amended and Restated Credit Agreement dated as of August 14, 2015, the “Credit Agreement”), among Plains AAP, the Administrative Agent and the Lenders party thereto, pursuant to which, among other things, (i) the Lenders committed to make Revolving Loans to Plains AAP in an aggregate principal amount of up to $125,000,000 outstanding at any time and (ii) the Lenders made a Term Loan to Plains AAP in an aggregate principal amount of $550,000,000 and (b) that certain Second Amended and Restated Pledge and Security Agreement dated as of September 26, 2013 (the “Security Agreement”), between Plains AAP and the Administrative Agent, pursuant to which Plains AAP granted a security interest to the Administrative Agent, as secured party, in the Collateral (as defined in the Security Agreement, the “Collateral”), which includes (i) all incentive distribution rights (the “IDRs”) held by Plains AAP in Plains All American Pipeline, L.P., a Delaware limited partnership (“PAA”), (ii) all limited liability company interests held by Plains AAP in PAA GP LLC, a Delaware limited liability company (“PAA GP”), and (iii) certain other related property as set forth in the Security Agreement;

Plains AAP, PAA, PAA GP and certain other Affiliates of Plains AAP entered into a Simplification Agreement dated July 11, 2016 (as amended and in effect, the “Simplification Agreement”), pursuant to which, among other things, PAA will (a) acquire the economic rights associated with PAA GP’s general partner interest in PAA and all of the IDRs held by Plains AAP free and clear of all liens and (b) assume all outstanding obligations and liabilities of Plains AAP under the Credit Agreement (together with the other transactions contemplated by the Simplification Agreement, collectively, the “Simplification Transaction”);

In connection with the Simplification Transaction, (a) Plains AAP desires to assign all of its rights (other than the right to request Revolving Loans) and obligations as the Borrower under the Credit Agreement to PAA, and to be released of such rights and obligations under the Credit Agreement, (b) PAA desires to assume all of such rights and obligations (such assignment and assumption, collectively, the “Assignment and Assumption”) and (c) with effect immediately prior to the effectiveness of the Assignment and Assumption, Plains AAP desires (i) to have all Liens on the Collateral under any of the Loan Documents released and terminated and the Security Agreement terminated (collectively, the “Lien Termination”) and (ii) without regard to, or compliance with, Section 2.09(c)(ii) of the Credit Agreement, to have all Revolving Commitments of all Lenders terminated (the “Revolver Commitment Termination”);

Plains AAP requests that the Administrative Agent and the Lenders (a) consent to the Assignment and Assumption, the Lien Termination, and the Revolver Commitment Termination and (b) waive certain matters related to such consent and the Simplification Transaction as herein set forth, in each case, subject to the terms and conditions herein set forth; and

1

Plains AAP, PAA, the Administrative Agent and the Lenders hereby execute this Agreement to evidence such agreement;

NOW THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, Plains AAP, PAA, the Administrative Agent and the Lenders agree, as of the Effective Date, as follows:

1.             Defined Terms; Construction. Each capitalized term used herein and not otherwise defined herein shall have the meanings as defined in the Credit Agreement.  Section  1.03 of the Credit Agreement shall be incorporated herein by reference.

2.             Consent.  The Administrative Agent and the Lenders hereby consent to the Assignment and Assumption, Lien Termination, and the Revolver Commitment Termination and acknowledge and agree that, as of the Consent Effective Date (as hereinafter defined), (a) PAA shall be a party to and be bound by the provisions of the Credit Agreement and shall assume the obligations and shall have the assigned rights of the Borrower thereunder, as if PAA was the original Borrower under the Credit Agreement, (b) Plains AAP shall be released of its rights and obligations under the Credit Agreement, the Security Agreement and the other Loan Documents, (c) all Liens on the Collateral, wherever or however subsisting or arising, in favor of the Administrative Agent, any Lender or any other secured party under any of the Loan Documents shall be automatically and unconditionally released and terminated, (d) the Security Agreement shall automatically and unconditionally terminate, and (e) all Revolving Commitments of all Lenders shall terminate (the foregoing consent, and acknowledgment and agreement, are collectively referred to as the “Consent”).  For the avoidance of doubt, (x) the Liens on the Collateral shall in no event be released prior to the Consent Effective Date, (y) prior to the Consent Effective Date, Plains AAP shall have, and shall continue to have, all obligations and rights under the Credit Agreement, including the right to request Revolving Loans subject to the terms and conditions of the Credit Agreement, and (z) in light of the Revolving Commitments being terminated immediately prior to the effectiveness of the Assignment and Assumption, PAA will have no right to request Loans under the Credit Agreement.

3.             Conditions Precedent.  This Agreement shall become effective as of the Effective Date on the date when the Administrative Agent (or its counsel) shall have received from each party hereto either (a) a counterpart of this Agreement signed on behalf of such party or (b) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.  In addition, the Consent shall become effective on the Business Day specified, in writing, by PAA to the Administrative Agent as the Business Day (the “Commencement Day”) on which the transactions contemplated by the Simplification Agreement will commence (each such transaction, a “Transaction”, and collectively, the “Transactions”), and as of the time on the Commencement Day which immediately precedes the commencement of the first to occur of any Transaction (such day and such time are together referred to as the “Consent Effective Date”); provided, that (y) such Business Day shall be on or before January 19, 2017 and (z) if PAA notifies the Administrative Agent of the Commencement Day and no Transaction occurs on such Commencement Day, then the Consent Effective Date shall be deemed not to be effective on such Commencement Day.  PAA will specify the Commencement Day to the Administrative Agent, in writing, at least one (1) Business Day prior to the Commencement Day.

4.             Limited Waiver.  The Administrative Agent and the Lenders agree to waive (a) any Default or Event of Default arising under any Loan Document as a result of or in connection with the Simplification Transaction from the period (i) beginning on the Consent Effective Date and (ii) ending on the date on which the principal of and interest on each Loan and all fees payable under the Credit Agreement (collectively, the “Outstanding Obligations”) have been paid in full; which in any event shall

2

not be more than two (2) Business Days following the Consent Effective Date; and (b) compliance with all terms and conditions in the Loan Documents with respect to notices, notice periods, required prepayments or designated Person or Persons entitled or required to give or provide any such notices, that, in each case would have been required in connection with the Assignment and Assumption, the Lien Termination, or the Revolver Commitment Termination; provided, however, notwithstanding the foregoing, if any Outstanding Obligations remain unpaid after the Maturity Date (as defined in Section 5 of this Agreement), an Event of Default shall immediately exist and occur under the Credit Agreement, and, for the avoidance of doubt, no such Event of Default for any such non-payment is waived or is intended to be waived by this Agreement.  The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

5.             Overarching Amendments.  Effective as of the Consent Effective Date, and without further action or agreement by any party hereto, Plains AAP, PAA, the Administrative Agent and the Lenders agree:

(a)           that the “Maturity Date”, as that term is used and defined in the Credit Agreement, shall be the Business Day that is the second Business Day following the Consent Effective Date; provided that PAA shall have the right, without giving notice and without premium or penalty (but in all applicable regards, subject to Section 2.16 and Section 2.17 of the Credit Agreement), to prepay the Outstanding Obligations at any time on or after the Consent Effective Date but on or prior to the Maturity Date (as herein amended); and

(b)           interest shall continue to accrue on the principal portion of the Outstanding Obligations at the interest rate then in effect immediately prior to the Consent Effective Date, and if any Outstanding Obligations remain outstanding after the Maturity Date, then such amounts from time to time outstanding thereafter shall accrue interest at the applicable rate provided for in Section 2.13(c) of the Credit Agreement.

In all respects the foregoing shall apply to each Loan Document, mutatis mutandis.

6.             Further Assurances.  The parties hereto agree that (a) on the Consent Effective Date, (i) the Administrative Agent shall deliver to Plains AAP (or its designee) all possessory Collateral held by the Administrative Agent and (ii) Plains AAP (or its designee) shall be authorized, without further action of any kind on the part of the Administrative Agent, any Lender or any other secured party to prepare, file, deliver and have recorded termination statements with respect to all Uniform Commercial Code financing statements filed by or for the benefit of the Administrative Agent, any Lender or any other secured party naming Plains AAP as a debtor thereunder in connection with the financing transactions contemplated by the Credit Agreement and (b) on or after the Consent Effective Date, the Administrative Agent is authorized to, and shall, deliver, at the request of Plains AAP, PAA or their designee and at sole cost and expense of Plains AAP or PAA, as the case may be, such assignments, assumptions, releases, instruments, documents, agreements or other writings, in each case in form and substance reasonably satisfactory to Plains AAP, PAA or their designee, as the case may be, as the requesting Person may reasonably request to effectuate, evidence or reflect of public record the transactions contemplated hereby and to evidence the payment in full of the Outstanding Obligations and the termination of the Loan Documents, and the Liens created thereunder.

3

7.             Miscellaneous.

(a)           Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York; provided that the Administrative Agent and each Lender shall retain, as applicable, all rights arising under the federal laws of the United States of America.

(b)           Counterparts. This Agreement may be signed in any number of counterparts and by different parties in separate counterparts and may be in original, facsimile or other electronic form, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(c)           Headings. The headings herein shall be accorded no significance in interpreting this Agreement.

(d)           Binding Effect. This Agreement shall be binding upon and inure to the benefit of Borrower, the Lenders (as defined in the Credit Agreement) and the Administrative Agent and their respective successors and assigns permitted by the Credit Agreement.

(e)           Loan Document.  This Agreement shall constitute a Loan Document.

[SIGNATURES BEGIN NEXT PAGE]

4

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

PLAINS AAP, L.P.

	By:	PLAINS ALL AMERICAN GP, LLC,
its general partner

	By:	/s/ Sharon S. Spurlin
	Name:	Sharon S. Spurlin
	Title:	Vice President and Treasurer

Acknowledged and agreed:

PLAINS ALL AMERICAN PIPELINE, L.P.

	By:	PAA GP LLC, its general partner

	By:	PLAINS AAP, L.P., its sole member

	By:	PLAINS ALL AMERICAN GP LLC,
its general partner

	By:	/s/ Sharon S. Spurlin
	Name:	Sharon S. Spurlin
	Title:	Vice President and Treasurer

[SIGNATURE PAGE TO CONSENT, LIMITED WAIVER AND AMENDMENT TO PLAINS AAP, L.P.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CITIBANK, N.A.,
as Administrative Agent, Issuing Bank and
as a Lender

By:	/s/ Maureen P. Maroney
Name:	Maureen P. Maroney
Title:	Vice President

[SIGNATURE PAGE TO CONSENT, LIMITED WAIVER AND AMENDMENT TO PLAINS AAP, L.P.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A.,
as Co-Syndication Agent and as a Lender

By:	/s/Adam H. Fey
Name:	Adam H. Fey
Title:	Director

[SIGNATURE PAGE TO CONSENT, LIMITED WAIVER AND AMENDMENT TO PLAINS AAP, L.P.
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

DNB CAPITAL LLC,
as Lender

By:	/s/ Byron Cooley
Name:	Byron Cooley
Title:	Senior Vice President

By:	/s/ Joe Hylde
Name:	Joe Hylde
Title:	Senior Vice President

[SIGNATURE PAGE TO CONSENT, LIMITED WAIVER AND AMENDMENT TO PLAINS AAP, L.P.
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.,
as Co-Syndication Agent and as a Lender

By:	/s/ Kenneth J. Fatun
Name:	Kenneth J. Fatun
Title:	Managing Director

[SIGNATURE PAGE TO CONSENT, LIMITED WAIVER AND AMENDMENT TO PLAINS AAP, L.P.
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MIZUHO BANK, LTD.,
as Co-Syndication Agent and as a Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

[SIGNATURE PAGE TO CONSENT, LIMITED WAIVER AND AMENDMENT TO PLAINS AAP, L.P.
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

U.S. BANK, NATIONAL ASSOCIATION
as Lender

By:	/s/ Patrick Jeffrey
Name:	Patrick Jeffrey
Title:	Vice President

[SIGNATURE PAGE TO CONSENT, LIMITED WAIVER AND AMENDMENT TO PLAINS AAP, L.P.
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

SCOTIABANC, INC.,
as Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

[SIGNATURE PAGE TO CONSENT, LIMITED WAIVER AND AMENDMENT TO PLAINS AAP, L.P.
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, N.A.,
as Lender

By:	/s/ Jeffery Cobb
Name:	Jeffery Cobb
Title:	Director

[SIGNATURE PAGE TO CONSENT, LIMITED WAIVER AND AMENDMENT TO PLAINS AAP, L.P.
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BNP PARIBAS,
as Lender

By:	/s/ Joe Onischuk
Name:	Joe Onischuk
Title:	Managing Director

By:	/s/ Mark Renaud
Name:	Mark Renaud
Title:	Managing Director

[SIGNATURE PAGE TO CONSENT, LIMITED WAIVER AND AMENDMENT TO PLAINS AAP, L.P.
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

COMPASS BANK,
as Lender

By:	/s/ Blake Kirshman
Name:	Blake Kirshman
Title:	Senior Vice President

[SIGNATURE PAGE TO CONSENT, LIMITED WAIVER AND AMENDMENT TO PLAINS AAP, L.P.
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA,
as Lender

By:	/s/ James Allred
Name:	James Allred
Title:	Authorized Signatory

[SIGNATURE PAGE TO CONSENT, LIMITED WAIVER AND AMENDMENT TO PLAINS AAP, L.P.
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

SUMITOMO MITSUI BANKING
CORPORATION, as Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

[SIGNATURE PAGE TO CONSENT, LIMITED WAIVER AND AMENDMENT TO PLAINS AAP, L.P.
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

SUNTRUST BANK,
as Lender

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

[SIGNATURE PAGE TO CONSENT, LIMITED WAIVER AND AMENDMENT TO PLAINS AAP, L.P.
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., as Lender

By:	/s/ Mark Oberreuter
Name:	Mark Oberreuter
Title:	Vice President

[SIGNATURE PAGE TO CONSENT, LIMITED WAIVER AND AMENDMENT TO PLAINS AAP, L.P.
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Stephen Monto
Name: Stephen Monto
Title: Vice President

[SIGNATURE PAGE TO CONSENT, LIMITED WAIVER AND AMENDMENT TO PLAINS AAP, L.P.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BARCLAYS BANK PLC,
as Lender

By:	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

[SIGNATURE PAGE TO CONSENT, LIMITED WAIVER AND AMENDMENT TO PLAINS AAP, L.P.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK AGENCY,
as Lender

By:	/s/ Richard Antl
Name: Richard Antl
Title: Authorized Signatory

By:	/s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

[SIGNATURE PAGE TO CONSENT, LIMITED WAIVER AND AMENDMENT TO PLAINS AAP, L.P.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

DEUTSCHE BANK AG NEW YORK
BRANCH, as Lender

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

[SIGNATURE PAGE TO CONSENT, LIMITED WAIVER AND AMENDMENT TO PLAINS AAP, L.P.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

FIFTH THIRD BANK,
as Lender

By:	/s/ Ben Brodsky
Name: Ben Brodsky
Title: Officer

[SIGNATURE PAGE TO CONSENT, LIMITED WAIVER AND AMENDMENT TO PLAINS AAP, L.P.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

UBS AG, STAMFORD BRANCH,
as Lender

By:	/s/ Denise Bushee
Name: Denise Bushee
Title: Associate Director

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

[SIGNATURE PAGE TO CONSENT, LIMITED WAIVER AND AMENDMENT TO PLAINS AAP, L.P.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

REGIONS BANK,
as Lender

By:	/s/ David Valentine
Name: David Valentine
Title: Director

[SIGNATURE PAGE TO CONSENT, LIMITED WAIVER AND AMENDMENT TO PLAINS AAP, L.P.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ZB, N.A. DBA AMEGY BANK,
as Lender

By:	/s/ Sam Trail
Name: Sam Trail
Title: Senior Vice President

[SIGNATURE PAGE TO CONSENT, LIMITED WAIVER AND AMENDMENT TO PLAINS AAP, L.P.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ING CAPITAL LLC,
as Lender

By:	/s/ Cheryl LaBelle
Name: Cheryl LaBelle
Title: Managing Director

By:	/s/ Subha Pasumarti
Name: Subha Pasumarti
Title: Managing Director

[SIGNATURE PAGE TO CONSENT, LIMITED WAIVER AND AMENDMENT TO PLAINS AAP, L.P.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MORGAN STANLEY BANK, N.A.,
as Lender

By:	/s/ Patrick Layton
Name: Patrick Layton
Title: Authorized Signatory

[SIGNATURE PAGE TO CONSENT, LIMITED WAIVER AND AMENDMENT TO PLAINS AAP, L.P.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]